Exhibit 21

Dominion Energy, Inc.

Subsidiaries of the Registrant

As of February 15, 2019

Name	Jurisdiction of Incorporation	Name Under Which Business is Conducted
Dominion Energy, Inc.	Virginia	Dominion Energy, Inc.
CNG Coal Company	Delaware	CNG Coal Company
Dominion ACP Holding, Inc.	Virginia	Dominion ACP Holding, Inc.
Dominion Atlantic Coast Pipeline, LLC	Virginia	Dominion Atlantic Coast Pipeline, LLC
Dominion Alternative Energy Holdings, Inc.	Virginia	Dominion Alternative Energy Holdings, Inc.
Dominion Energy Technologies, Inc.	Virginia	Dominion Energy Technologies, Inc.
Dominion Energy Technologies II, Inc.	Virginia	Dominion Energy Technologies II, Inc.
Dominion Voltage, Inc.	Virginia	Dominion Voltage, Inc. DVI
Tredegar Solar Fund I, LLC	Delaware	Tredegar Solar Fund I, LLC
Dominion Capital, Inc.	Virginia	Dominion Capital, Inc.
Dominion Cove Point, Inc.	Virginia	Dominion Cove Point, Inc.
Dominion Energy Cove Point LNG, LP	Delaware	Dominion Energy Cove Point LNG, LP
Dominion Energy Midstream GP, LLC	Delaware	Dominion Energy Midstream GP, LLC
Dominion Energy Midstream Partners, LP	Delaware	Dominion Energy Midstream Partners, LP
Cove Point GP Holding Company, LLC	Delaware	Cove Point GP Holding Company, LLC
Dominion Energy Cove Point LNG, LP	Delaware	Dominion Energy Cove Point LNG, LP
Dominion Energy Carolina Gas Transmission, LLC	South Carolina	Dominion Energy Carolina Gas Transmission, LLC
Dominion Energy Questar Pipeline, LLC	Utah	Dominion Energy Questar Pipeline, LLC
Dominion Energy Overthrust Pipeline, LLC	Utah	Dominion Energy Overthrust Pipeline, LLC
Questar Field Services, LLC	Utah	Questar Field Services, LLC
Questar White River Hub, LLC	Utah	Questar White River Hub, LLC
Iroquois GP Holding Company, LLC	Delaware	Iroquois GP Holding Company, LLC
Dominion Gas Projects Company, LLC	Delaware	Dominion Gas Projects Company, LLC
Dominion Energy Cove Point LNG, LP	Delaware	Dominion Energy Cove Point LNG, LP
Dominion MLP Holding Company, LLC	Delaware	Dominion MLP Holding Company, LLC
Dominion Energy Midstream Partners, LP	Delaware	Dominion Energy Midstream Partners, LP
Cove Point GP Holding Company, LLC	Delaware	Cove Point GP Holding Company, LLC
Dominion Energy Cove Point LNG, LP	Delaware	Dominion Energy Cove Point LNG, LP
Dominion Energy Carolina Gas Transmission, LLC	South Carolina	Dominion Energy Carolina Gas Transmission, LLC
Dominion Energy Questar Pipeline, LLC	Utah	Dominion Energy Questar Pipeline, LLC
Dominion Energy Overthrust Pipeline, LLC	Utah	Dominion Energy Overthrust Pipeline, LLC
Questar Field Services, LLC	Utah	Questar Field Services, LLC
Questar White River Hub, LLC	Utah	Questar White River Hub, LLC
Iroquois GP Holding Company, LLC	Delaware	Iroquois GP Holding Company, LLC
Dominion Energy BTM, Inc.	Virginia	Dominion Energy BTM, Inc.
Dominion Energy Marketplace, LLC	Virginia	Dominion Energy Marketplace, LLC
Dominion Energy Smart Home, LLC	Virginia	Dominion Energy Smart Home, LLC
Dominion Energy Carolina Gas Services, Inc.	Virginia	Dominion Energy Carolina Gas Services, Inc.
Dominion Energy Field Services, Inc.	Delaware	Dominion Energy Field Services, Inc.
Dominion Energy Fuel Services, Inc.	Virginia	Dominion Energy Fuel Services, Inc.
Dominion Energy Gas Holdings, LLC	Virginia	Dominion Energy Gas Holdings, LLC
Dominion Energy Transmission, Inc.	Delaware	Dominion Energy Transmission, Inc.
Dominion Brine, LLC	Delaware	Dominion Brine, LLC
Tioga Properties, LLC	Delaware	Tioga Properties, LLC

Farmington Properties, Inc.	Pennsylvania	Farmington Properties, Inc.
NE Hub Partners, L.L.C.	Delaware	NE Hub Partners, L.L.C.
NE Hub Partners, L.P.	Delaware	NE Hub Partners, L.P.
Dominion Gathering & Processing, Inc.	Virginia	Dominion Gathering & Processing, Inc.
Dominion Iroquois, Inc.	Delaware	Dominion Iroquois, Inc.
The East Ohio Gas Company	Ohio	Dominion Energy Ohio
Dominion Energy Payroll Company, Inc.	Virginia	Dominion Energy Payroll Company, Inc.
Dominion Energy Questar Corporation	Utah	Dominion Energy Questar Corporation
Dominion Energy Questar Pipeline Services, Inc.	Utah	Dominion Energy Questar Pipeline Services, Inc.
Dominion Energy Wexpro Services Company	Utah	Dominion Energy Wexpro Services Company
QPC Holding Company	Utah	QPC Holding Company
Dominion Energy Midstream Partners, LP	Delaware	Dominion Energy Midstream Partners, LP
Cove Point GP Holding Company, LLC	Delaware	Cove Point GP Holding Company, LLC
Dominion Energy Cove Point LNG, LP	Delaware	Dominion Energy Cove Point LNG, LP
Dominion Energy Carolina Gas Transmission, LLC	South Carolina	Dominion Energy Carolina Gas Transmission, LLC
Dominion Energy Questar Pipeline, LLC	Utah	Dominion Energy Questar Pipeline, LLC
Dominion Energy Overthrust Pipeline, LLC	Utah	Dominion Energy Overthrust Pipeline, LLC
Questar Field Services, LLC	Utah	Questar Field Services, LLC
Questar White River Hub, LLC	Utah	Questar White River Hub, LLC
Iroquois GP Holding Company, LLC	Delaware	Iroquois GP Holding Company, LLC
Questar InfoComm, Inc.	Utah	Questar InfoComm, Inc.
Questar Energy Services, Inc.	Utah	Questar Energy Services, Inc.
Questar Southern Trails Pipeline Company	Utah	Questar Southern Trails Pipeline Company
Questar Gas Company	Utah	Dominion Energy Utah (in Utah) Dominion Energy Wyoming (in Wyoming) Dominion Energy Idaho (in Idaho)
Wexpro Company	Utah	Dominion Energy Wexpro
Wexpro II Company	Utah	Wexpro II Company
Wexpro Development Company	Utah	Wexpro Development Company
Dominion Energy RNG Holdings, Inc.	Virginia	Dominion Energy RNG Holdings, Inc.
Dominion Energy Services, Inc.	Virginia	Dominion Energy Services, Inc.
Dominion Energy Solutions, Inc.	Delaware	Dominion Energy Solutions Dominion East Ohio Energy Dominion Peoples Plus
Dominion Energy Technical Solutions, Inc.	Virginia	Dominion Energy Technical Solutions, Inc.
Dominion Generation, Inc.	Virginia	Dominion Generation, Inc.
CNG Power Services Corporation	Delaware	CNG Power Services Corporation
Dominion Bridgeport Fuel Cell, LLC	Virginia	Dominion Bridgeport Fuel Cell, LLC
Dominion Cogen WV, Inc.	Virginia	Dominion Cogen WV, Inc.
Dominion Energy Generation Marketing, Inc.	Delaware	Dominion Energy Generation Marketing, Inc.
Dominion Energy Nuclear Connecticut, Inc.	Delaware	Dominion Energy Nuclear Connecticut, Inc.
Dominion Energy Solar CA, LLC	Delaware	Dominion Energy Solar CA, LLC
Dominion Energy Terminal Company, Inc.	Virginia	Dominion Energy Terminal Company, Inc.
Dominion Equipment, Inc.	Virginia	Dominion Equipment, Inc.
Dominion Equipment III, Inc.	Delaware	Dominion Equipment III, Inc.
Dominion Fairless Hills, Inc.	Delaware	Dominion Fairless Hills, Inc.
Dominion Mt. Storm Wind, LLC	Virginia	Dominion Mt. Storm Wind, LLC
Dominion North Star Generation, Inc.	Delaware	Dominion North Star Generation, Inc.
North Star Generation, LLC	Delaware	North Star Generation, LLC
Dominion Nuclear Projects, Inc.	Virginia	Dominion Nuclear Projects, Inc.
Dominion Energy Kewaunee, Inc.	Wisconsin	Dominion Energy Kewaunee, Inc.

Dominion Person, Inc.	Delaware	Dominion Person, Inc.
Dominion Solar Projects III, Inc.	Virginia	Dominion Solar Projects III, Inc.
Four Brothers Solar, LLC	Delaware	Four Brothers Solar, LLC
Enterprise Solar, LLC	Delaware	Enterprise Solar, LLC
Escalante Solar I, LLC	Delaware	Escalante Solar I, LLC
Escalante Solar II, LLC	Delaware	Escalante Solar II, LLC
Escalante Solar III, LLC	Delaware	Escalante Solar III, LLC
Granite Mountain Holdings, LLC	Delaware	Granite Mountain Holdings, LLC
Granite Mountain Solar East, LLC	Delaware	Granite Mountain Solar East, LLC
Granite Mountain Solar West, LLC	Delaware	Granite Mountain Solar West, LLC
Iron Springs Holdings, LLC	Delaware	Iron Springs Holdings, LLC
Iron Springs Solar, LLC	Delaware	Iron Springs Solar, LLC
Dominion Solar Projects VI, Inc.	Virginia	Dominion Solar Projects VI, Inc.
Dominion Solar Services, Inc.	Virginia	Dominion Solar Services, Inc.
Dominion State Line, LLC	Delaware	Dominion State Line, LLC
Dominion Wholesale, Inc.	Virginia	Dominion Wholesale, Inc.
Dominion Wind Projects, Inc.	Virginia	Dominion Wind Projects, Inc.
Dominion Fowler Ridge Wind, LLC	Virginia	Dominion Fowler Ridge Wind, LLC
Dominion Wind Development, LLC	Virginia	Dominion Wind Development, LLC
Prairie Fork Wind Farm, LLC	Virginia	Prairie Fork Wind Farm, LLC
Eagle Holdco Solar, LLC	Virginia	Eagle Holdco Solar, LLC
Eagle Solar, LLC	Virginia	Eagle Solar, LLC
Dominion Solar Projects C, Inc.	Virginia	Dominion Solar Projects C, Inc.
Dominion Solar Holdings IV, LLC	Virginia	Dominion Solar Holdings IV, LLC
96WI 8me LLC	Delaware	96WI 8me LLC
Clipperton Holdings LLC	North Carolina	Clipperton Holdings LLC
Fremont Farm, LLC	North Carolina	Fremont Farm, LLC
Innovative Solar 37, LLC	North Carolina	Innovative Solar 37, LLC
Moffett Solar 1, LLC	Delaware	Moffett Solar 1, LLC
Moorings Farm 2, LLC	North Carolina	Moorings Farm 2, LLC
Mustang Solar, LLC	North Carolina	Mustang Solar, LLC
Pikeville Farm, LLC	North Carolina	Pikeville Farm, LLC
Ridgeland Solar Farm I, LLC	Delaware	Ridgeland Solar Farm I, LLC
Siler Solar, LLC	North Carolina	Siler Solar, LLC
Wakefield Solar, LLC	North Carolina	Wakefield Solar, LLC
Dominion Solar Projects D, Inc.	Virginia	Dominion Solar Projects D, Inc.
Dominion Solar Holdings IV, LLC	Virginia	Dominion Solar Holdings IV, LLC
96WI 8me LLC	Delaware	96WI 8me LLC
Clipperton Holdings LLC	North Carolina	Clipperton Holdings LLC
Fremont Farm, LLC	North Carolina	Fremont Farm, LLC
Innovative Solar 37, LLC	North Carolina	Innovative Solar 37, LLC
Moffett Solar 1, LLC	Delaware	Moffett Solar 1, LLC
Moorings Farm 2, LLC	North Carolina	Moorings Farm 2, LLC
Mustang Solar, LLC	North Carolina	Mustang Solar, LLC
Pikeville Farm, LLC	North Carolina	Pikeville Farm, LLC
Ridgeland Solar Farm I, LLC	Delaware	Ridgeland Solar Farm I, LLC
Siler Solar, LLC	North Carolina	Siler Solar, LLC
Wakefield Solar, LLC	North Carolina	Wakefield Solar, LLC
Dominion Solar Projects IV, Inc.	Virginia	Dominion Solar Projects IV, Inc.
Eastern Shore Solar LLC	Delaware	Eastern Shore Solar LLC

Hecate Energy Cherrydale LLC	Delaware	Hecate Energy Cherrydale LLC
Hecate Energy Clarke County LLC	Delaware	Hecate Energy Clarke County LLC
Southampton Solar LLC	Delaware	Southampton Solar LLC
Virginia Solar 2017 Projects LLC	Delaware	Virginia Solar 2017 Projects LLC
Buckingham Solar I LLC	Delaware	Buckingham Solar I LLC
Correctional Solar LLC	Delaware	Correctional Solar LLC
Sappony Solar LLC	Delaware	Sappony Solar LLC
Scott-II Solar LLC	Delaware	Scott-II Solar LLC
Dominion Solar Projects V, Inc.	Virginia	Dominion Solar Projects V, Inc.
Summit Farms Solar, LLC	North Carolina	Summit Farms Solar, LLC
SBL Holdco, LLC	Virginia	SBL Holdco, LLC
Dominion Solar Projects A, Inc.	Virginia	Dominion Solar Projects A, Inc.
Dominion Solar Holdings I, LLC	Virginia	Dominion Solar Holdings I, LLC
Azalea Solar, LLC	Delaware	Azalea Solar, LLC
Dominion Solar Construction and Maintenance, LLC	Virginia	Dominion Solar Construction and Maintenance, LLC
Indy Solar Development, LLC	Delaware	Indy Solar Development, LLC
Indy Solar I, LLC	Delaware	Indy Solar I, LLC
Indy Solar II, LLC	Delaware	Indy Solar II, LLC
Indy Solar III, LLC	Delaware	Indy Solar III, LLC
Somers Solar Center, LLC	Delaware	Somers Solar Center, LLC
Dominion Solar Holdings II, LLC	Virginia	Dominion Solar Holdings II, LLC
CID Solar, LLC	Delaware	CID Solar, LLC
Dominion Solar Gen-Tie, LLC	Delaware	Dominion Solar Gen-Tie, LLC
Mulberry Farm, LLC	North Carolina	Mulberry Farm, LLC Mulberry Solar Farm, LLC
RE Adams East LLC	Delaware	RE Adams East LLC
RE Camelot LLC	Delaware	RE Camelot LLC
RE Columbia, LLC	Delaware	RE Columbia LLC
RE Columbia Two LLC	Delaware	RE Columbia Two LLC
RE Columbia, LLC	Delaware	RE Columbia LLC
RE Kansas LLC	Delaware	RE Kansas LLC
RE Kent South LLC	Delaware	RE Kent South LLC
RE Old River One LLC	Delaware	RE Old River One LLC
Selmer Farm, LLC	North Carolina	Selmer Farm, LLC
TA – Acacia, LLC	Delaware	TA – Acacia, LLC West Antelope Solar Park
Dominion Solar Projects B, Inc.	Virginia	Dominion Solar Projects B, Inc.
Dominion Solar Holdings I, LLC	Virginia	Dominion Solar Holdings I, LLC
Azalea Solar, LLC	Delaware	Azalea Solar, LLC
Dominion Solar Construction and Maintenance, LLC	Virginia	Dominion Solar Construction and Maintenance, LLC
Indy Solar Development, LLC	Delaware	Indy Solar Development, LLC
Indy Solar I, LLC	Delaware	Indy Solar I, LLC
Indy Solar II, LLC	Delaware	Indy Solar II, LLC
Indy Solar III, LLC	Delaware	Indy Solar III, LLC
Somers Solar Center, LLC	Delaware	Somers Solar Center, LLC
Dominion Solar Holdings II, LLC	Virginia	Dominion Solar Holdings II, LLC
CID Solar, LLC	Delaware	CID Solar, LLC
Dominion Solar Gen-Tie, LLC	Delaware	Dominion Solar Gen-Tie, LLC
Mulberry Farm, LLC	North Carolina	Mulberry Farm, LLC
Mulberry Solar Farm, LLC
RE Adams East LLC	Delaware	RE Adams East LLC

RE Camelot LLC	Delaware	RE Camelot LLC
RE Columbia LLC	Delaware	RE Columbia LLC
RE Columbia Two LLC	Delaware	RE Columbia Two LLC
RE Columbia LLC	Delaware	RE Columbia LLC
RE Kansas LLC	Delaware	RE Kansas LLC
RE Kent South LLC	Delaware	RE Kent South LLC
RE Old River One LLC	Delaware	RE Old River One LLC
Selmer Farm, LLC	North Carolina	Selmer Farm, LLC
TA – Acacia, LLC	Delaware	TA – Acacia, LLC
West Antelope Solar Park
Dominion Solar Projects I, Inc.	Virginia	Dominion Solar Projects I, Inc.
Dominion Solar Holdings III, LLC	Virginia	Dominion Solar Holdings III, LLC
Alamo Solar, LLC	California	Alamo Solar, LLC
Catalina Solar 2, LLC	Delaware	Catalina Solar 2, LLC
Cottonwood Solar, LLC	Delaware	Cottonwood Solar, LLC
Imperial Valley Solar Company (IVSC) 2, LLC	California	Imperial Valley Solar Company (IVSC) 2, LLC
Maricopa West Solar PV, LLC	Delaware	Maricopa West Solar PV, LLC
Pavant Solar LLC	Delaware	Pavant Solar LLC
Richland Solar Center, LLC	Georgia	Richland Solar Center, LLC
Dominion Solar Projects II, Inc.	Virginia	Dominion Solar Projects II, Inc.
Dominion Solar Holdings III, LLC	Virginia	Dominion Solar Holdings III, LLC
Alamo Solar, LLC	California	Alamo Solar, LLC
Catalina Solar 2, LLC	Delaware	Catalina Solar 2, LLC
Cottonwood Solar, LLC	Delaware	Cottonwood Solar, LLC
Imperial Valley Solar Company (IVSC) 2, LLC	California	Imperial Valley Solar Company (IVSC) 2, LLC
Maricopa West Solar PV, LLC	Delaware	Maricopa West Solar PV, LLC
Pavant Solar LLC	Delaware	Pavant Solar LLC
Richland Solar Center, LLC	Georgia	Richland Solar Center, LLC
Dominion Greenbrier, Inc.	Virginia	Dominion Greenbrier, Inc.
Greenbrier Pipeline Company, LLC	Delaware	Greenbrier Pipeline Company, LLC
Greenbrier Marketing Company, LLC	Delaware	Greenbrier Marketing Company, LLC
Dominion High Voltage Holdings, Inc.	Virginia	Dominion High Voltage Holdings, Inc.
Dominion High Voltage MidAtlantic, Inc.	Virginia	Dominion High Voltage MidAtlantic, Inc.
Dominion Investments, Inc.	Virginia	Dominion Investments, Inc.
Dominion Keystone Pipeline Holdings, Inc.	Delaware	Dominion Keystone Pipeline Holdings, Inc.
Dominion Keystone Pipeline, LLC	Delaware	Dominion Keystone Pipeline, LLC
Dominion MLP Holding Company II, Inc.	Virginia	Dominion MLP Holding Company II, Inc.
Dominion MLP Holding Company III, Inc.	Virginia	Dominion MLP Holding Company III, Inc.
Dominion Modular LNG Holdings, Inc.	Virginia	Dominion Modular LNG Holdings, Inc.
Niche LNG, LLC	Delaware	Niche LNG, LLC
Dominion Oklahoma Texas Exploration & Production, Inc.	Delaware	Dominion Oklahoma Texas Exploration & Production, Inc.
Dominion Privatization Holdings, Inc.	Virginia	Dominion Privatization Holdings, Inc.
Dominion Privatization Florida, LLC	Virginia	Dominion Privatization Florida, LLC
Dominion Privatization Georgia, LLC	Virginia	Dominion Privatization Georgia, LLC
Dominion Privatization Kentucky, LLC	Virginia	Dominion Privatization Kentucky, LLC
Dominion Privatization South Carolina, LLC	Virginia	Dominion Privatization South Carolina, LLC
Dominion Privatization Texas, LLC	Virginia	Dominion Privatization Texas, LLC
Dominion Privatization Virginia, LLC	Virginia	Dominion Privatization Virginia, LLC
Dominion Products and Services, Inc.	Delaware	Dominion Products and Services, Inc.
Dominion Energy Solutions

Dominion Projects Services, Inc.	Virginia	Dominion Projects Services, Inc.
Dominion Resources Capital Trust III	Delaware	Dominion Resources Capital Trust III
Hope Gas, Inc.	West Virginia	Dominion Energy West Virginia
SCANA Corporation	South Carolina	SCANA Corporation
Public Service Company of North Carolina, Incorporated	South Carolina	Public Service Company of North Carolina, Incorporated
Clean Energy Enterprises, Inc.	North Carolina	Clean Energy Enterprises, Inc.
PSNC Blue Ridge Corporation	North Carolina	PSNC Blue Ridge Corporation
PSNC Cardinal Pipeline Company	North Carolina	PSNC Cardinal Pipeline Company
PSNC Southgate, LLC	South Carolina	PSNC Southgate, LLC
SCANA Communications Holdings, Inc.	South Carolina	SCANA Communications Holdings, Inc.
SCANA Corporate Security Services, Inc.	South Carolina	SCANA Corporate Security Services, Inc.
SCANA Energy Marketing, Inc.	South Carolina	SCANA Energy Marketing, Inc.
SCANA Services, Inc.	South Carolina	SCANA Services, Inc.
SCANA Pharmacy LLC	South Carolina	SCANA Pharmacy LLC
South Carolina Electric & Gas Company	South Carolina	South Carolina Electric & Gas Company
SRFI, LLC	South Carolina	SRFI, LLC
South Carolina Fuel Company, Inc.	South Carolina	South Carolina Fuel Company, Inc.
South Carolina Generating Company, Inc.	South Carolina	South Carolina Generating Company, Inc.
Virginia Electric and Power Company	Virginia	Dominion Energy Virginia (in Virginia)
Dominion Energy North Carolina (in North Carolina)
Virginia Power Fuel Corporation	Virginia	Virginia Power Fuel Corporation
Virginia Power Services, LLC	Virginia	Virginia Power Services, LLC
Virginia Power Nuclear Services Company	Virginia	Virginia Power Nuclear Services Company
Virginia Power Services Energy Corp., Inc.	Virginia	Virginia Power Services Energy Corp., Inc.
VP Property, Inc.	Virginia	VP Property, Inc.